Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share
31. Earnings per share

	2022	2021
Loss attributable to shareholders (in TCHF)	(50,790)	(34,705)
Weighted average number of shares	4,228,112,520	3,593,069,451

Basic and diluted loss per share (in CHF)	(0.012)	(0.010)

Basic and diluted result per share is calculated by dividing the net result attributable to the shareholders of the parent company by the weighted average of shares outstanding during the period. In 2022 and 2021, the number of shares outstanding varied as a result of different transactions on the share capital structure of the Company (note 14).
Neither outstanding options nor effects from the contingent liabilities payable in shares have been considered in the diluted loss calculation as their effect is anti-dilutive.